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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                  June 11, 2002



                              INTERMET Corporation
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             (Exact name of registrant as specified in its charter)



          Georgia                     0-13787               58-1563873
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(State or other jurisdiction        (Commission           (I.R.S. Employer
of incorporation)                   File Number)        Identification Number)


              5445 Corporate Drive, Suite 200, Troy, Michigan 48098
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               (Address of principal executive offices) (Zip Code)

                                 (248) 952-2500
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               Registrant's telephone number, including area code



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Item 5.  Other Events

On August 14, 2002, the registrant announced the resignation of its Chief Financial Officer and the appointment of a new Chief Financial Officer. See the press releases attached to this report as Exhibits 99.1 and 99.2, incorporated into this item by reference.

(c)  Exhibits

     99.1  Press release dated August 14, 2002

     99.2  Press release dated August 14, 2002
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INTERMET CORPORATION


                                           By: /s/ Alan J. Miller
                                               Alan J. Miller
                                               Vice President, General Counsel
                                               and Secretary


Dated:  August 14, 2002







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                                  Exhibit Index



Exhibit
Number                          Description
------                          -----------

99.1           Press release dated August 14, 2002
99.2           Press released dated August 14, 2002